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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Diane Irvine, Chief Financial Officer of Blue Nile, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

      the Company's Quarterly Report on Form 10-Q for the period ended October 3, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned has set her hand hereto as of the fourth day of November 2004.

                                                 /s/ Diane Irvine
                                                 -----------------------
                                                 Diane Irvine
                                                 Chief Financial Officer

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Blue Nile, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.